Going Concern	12 Months Ended
Dec. 31, 2016
Going Concern [Abstract]
GOING CONCERN

21. GOING CONCERN

As shown in the accompanying financial statements, the Company has sustained recurring losses and negative cash flows from operations. Over the past years, the Company has been funded through a combination of bank loans and advances from shareholders. On January 29, 2016, the Company received an undertaking commitment letter provided by the Company’s majority shareholder who is willing to provide sufficient funding on an as-needed basis. In addition, the Company plans to dispose of the existing developed real estate properties with market value of approximately $42 million when the Company needs cash flows. The Company believes that, as a result of these, it currently has sufficient cash and financing commitments to meet its funding requirements for a reasonable period of time.